EXHIBIT 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Park Place Entertainment Corporation (the “Company”) on Form 10-Q for the quarter ended September 30, 2003, as filed with the Securities and Exchange Commission (the “Report”), I, Harry C. Hagerty, III, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of The Sarbanes-Oxley Act of 2002, that to the best of my knowledge and belief:

(1)                    The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)                    The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated the 13th day of November 2003

/S/ HARRY C. HAGERTY, III
Harry C. Hagerty, III
Executive Vice President and Chief Financial Officer,
Park Place Entertainment Corporation